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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 19, 2005

                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                      001-31925                  02-0670926
(State or other jurisdiction     (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)

           99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MASSACHUSETTS 01923

           (Address of principal executive offices including zip code)

                                 (978) 750-1991

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         On January 19, 2005, the Board of Directors (the "Board") of Vaso Active Pharmaceuticals, Inc. (the "Company"), approved, INTER ALIA, revisions to its existing Code of Ethics (the "Code"). The purpose of the revisions to the existing Code was to expand its scope to include additional policies and procedures and to strengthen the corporate governance and compliance of the Company. The revised Code provides additional ethical, operational and compliance guidelines for the Company's management and employees and includes policies and procedures relating to conflicts of interests, financial reporting and integrity of the Company's records, insider trading policies, confidentiality and political contribution. A copy of the revised Code is attached as Exhibit 99.1 hereto. All readers are encouraged to read the entire text of the revised Code attached hereto.

SECTION 8 - OTHER EVENTS

         ITEM 8.01    OTHER EVENTS

         Also at the January 19, 2005 Board meeting (as referenced in Item 5.05 above), the Board, upon approvals and recommendations of its standing committees, approved the following documents:

         (i)      Audit Committee Charter,
         (ii)     Compensation Committee Charter,
         (iii)    Nominating and Corporate Governance Charter,
         (iv) Policies and Procedures Regarding Shareholder Communications with the Board of Directors, and
         (v) Nominating and Corporate Governance Committee Policies & Procedures for the Consideration of Board of Director Candidates.

         Copies of the foregoing documents are attached hereto as Exhibits 99.2, 99.3, 99.4, 99.5 and 99.6 hereto. All readers are encouraged to read the entire texts of such documents.

         On January 25, 2005, the Company issued a press release announcing the foregoing corporate governance and compliance revisions. A copy of this press release is attached as Exhibit 99.7 hereto. The reader is advised to read the press release in its entirety.


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SECTION 9         FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit 99.1      Code of Ethics and Conduct
                  Exhibit 99.2      Audit Committee Charter
                  Exhibit 99.3      Compensation Committee Charter
                  Exhibit 99.4      Nominating and Corporate Governance Charter
                  Exhibit 99.5      Policies And Procedures Regarding
                                    Shareholder Communications with the Board of Directors
                  Exhibit 99.6      Nominating and Corporate Governance
                                    Committee Policies & Procedures for the
                                    Consideration of Board of Director
                                    Candidates.
                  Exhibit 99.7      Press Release dated January 25, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               VASO ACTIVE PHARMACEUTICALS, INC.

Date: January 25, 2005                         By:      /s/ Joseph Frattaroli
                                                        ------------------------
                                                        Name: Joseph Frattaroli
                                                        Title: Acting CEO



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